Exhibit 99.1
Contact:
Express-1 Expedited Solutions, Inc.
David Yoder
269-695-4947
Dave.Yoder@xpocorporate.com
XPO POSITIONED FOR CONTINUED GROWTH IN 2010
SAINT JOSEPH, Mich. – February 24, 2010 – Express-1 Expedited Solutions, Inc. (XPO) today reported its audited earnings for the fourth quarter ended December 31, 2009.
In the fourth quarter, revenue from continuing operations increased by 27% to $31.6 million compared to $25.0 million in the fourth quarter of 2008. The acquisition of LRG International, Inc. on October 1, 2009 contributed $1.9 million to revenue for the quarter.
During the same period, income from continuing operations improved 17% to $601,000 or $0.02 per fully diluted share compared to $514,000 or $0.02 per diluted share for the fourth quarter of 2008. The fourth quarter results of 2009 include a charge of $400,000 for claims expense that exceeded the Company’s insurance limit, a first time occurrence in the Company’s history.
“The Company was able to adapt to the extremely weak economy during the first half of the year. As business improved, we strategically added key personnel to help us grow in 2010 and beyond.” commented Michael R. Welch, the Company’s CEO.
Investor Conference Call
Management will conduct a conference call Thursday, February 25, 2010 at 10:00 a.m. EST to discuss the Company’s fourth quarter financial results. Those interested in accessing a live or archived Webcast of the call should visit the Company’s Website at www.express-1.com. Those wishing to take part in the live teleconference call can dial 877-407-0782 with international participants dialing 201-689-8567. A playback will be available until midnight on March 4, 2010. To listen to the playback, please call 877-660-6853. Use account number 286 and conference ID number 344752.
About Express-1 Expedited Solutions, Inc.
Express-1 Expedited Solutions, Inc. is a non-asset based services organization focused on premium transportation through its business segments, Express-1, Inc. (Buchanan, Michigan), Concert Group Logistics, Inc. (CGL) (Downers Grove, Illinois), and Bounce Logistics, Inc. (South Bend, Indiana). These segments are focused on premium services that include same-day, time-sensitive transportation and domestic and international freight forwarding. Serving more than 2,000 customers, the Company’s premium transportation offerings are provided through one of five operations centers; Buchanan, Michigan; South Bend, Indiana; Downers Grove, Illinois; Rochester Hills, Michigan and Tampa, Florida. The operations are handled by experienced inside sales staff using the latest operational software. The Company’s expedited ground coverage includes all of North America. The Company provides freight forwarding services with global coverage including air and ocean container freight services. The Company’s operating model can be described as non-asset or asset light, as independent contractors and capacity through brokerage agreements fulfill the trucking services for most of its shipments. Express-1 Expedited Solutions, Inc. is publicly traded on the NYSE AMEX Equities Exchange under the symbol XPO. For more information about the Company, visit www.express-1.com.
Forward-Looking Statements
This press release contains forward-looking statements that may be subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management’s current expectations or beliefs, as well as assumptions made by and information currently available to management. These forward-looking statements, which may include statements regarding our future financial performance or results of operations, including expected revenue growth, cash flow growth, future expenses, future operating margins and other future or expected performance are subject to risks. These risks include: the acquisition of businesses or the launch of new lines of business could increase operating expenses and dilute operating margins; increased competition could lead to negative pressure on our pricing and the need for increased marketing; the inability to maintain, establish or renew relationships with customers, whether due to competition or other factors; the inability to comply with regulatory requirements governing our business operations; and to the general risks associated with our businesses.
In addition to the risks and uncertainties discussed above, you can find additional information concerning risks and uncertainties that would cause actual results to differ materially from those projected or suggested in the forward-looking statements in the reports that we have filed with the Securities and Exchange Commission. The forward-looking statements contained in this press release represent our judgment as of the date of this release and you should not unduly rely on such statements. Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this press release. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in the filing may not occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements.

Express-1 Expedited Solutions, Inc.
Consolidated Balance Sheets

	December 31, 2009	December 31, 2008
Assets
Current assets:
Cash	$495,000	$1,107,000
Accounts receivable, net of allowances of $225,000 and $133,000, respectively	17,569,000	12,202,000
Prepaid expenses	158,000	372,000
Deferred tax asset, current	353,000	493,000
Other current assets	459,000	650,000

Total current assets	19,034,000	14,824,000

Property and equipment, net of $2,651,000 and $2,220,000 in accumulated depreciation, respectively	2,797,000	3,141,000
Goodwill	16,959,000	14,915,000
Identified intangible assets, net of $2,198,000 and $1,682,000 in accumulated amortization, respectively	9,175,000	7,631,000
Loans and advances	30,000	63,000
Other long-term assets	1,044,000	1,108,000

Total long-term assets	30,005,000	26,858,000

Total assets	$49,039,000	$41,682,000

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$6,769,000	$6,578,000
Accrued salaries and wages	310,000	691,000
Accrued expenses, other	2,272,000	862,000
Line of credit	6,530,000	—
Current maturities of long-term debt	1,215,000	1,235,000
Other current liabilities	968,000	1,030,000

Total current liabilities	18,064,000	10,396,000

Line of credit	—	2,320,000
Notes payable and capital leases, net of current maturities	213,000	1,400,000
Deferred tax liability, long-term	1,156,000	583,000
Other long-term liabilities	1,202,000	456,000

Total long-term liabilities	2,571,000	4,759,000

Stockholders’ equity:
Preferred stock, $.001 par value; 10,000,000 shares, no shares issued or outstanding	—	—
Common stock, $.001 par value; 100,000,000 shares authorized; 32,215,218 shares issued; and 32,035,218 shares outstanding	32,000	32,000
Additional paid-in capital	26,488,000	26,316,000
Treasury stock, at cost, 180,000 shares held	(107,000)	(107,000)
Accumulated earnings	1,991,000	286,000

Total stockholders’ equity	28,404,000	26,527,000

Total liabilities and stockholders’ equity	$49,039,000	$41,682,000

Express-1 Expedited Solutions, Inc.
Consolidated Statements of Operations

	Three Months Ended Unaudited		Twelve Months Ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008

Revenues
Operating revenue	$31,610,000	$24,954,000	$100,136,000	$109,462,000
Expenses
Direct expense	26,452,000	20,933,000	83,396,000	91,628,000

Gross margin	5,158,000	4,021,000	16,740,000	17,834,000

Sales general and administrative expense	4,036,000	2,977,000	13,569,000	12,664,000

Operating income from continuing operations	1,122,000	1,044,000	3,171,000	5,170,000

Other expense	23,000	69,000	51,000	105,000
Interest expense	31,000	81,000	105,000	354,000

Income from continuing operations before income tax	1,068,000	894,000	3,015,000	4,711,000

Income tax provision	467,000	380,000	1,325,000	1,894,000

Income from continuing operations	601,000	514,000	1,690,000	2,817,000
Income from discontinued operations, net of tax	—	73,000	15,000	339,000

Net income	$601,000	$587,000	$1,705,000	$3,156,000

Basic income per share
Income from continuing operations	0.02	0.02	0.05	0.09
Income from discontinued operations	0.00	0.00	0.00	0.01
Net income	0.02	0.02	0.05	0.10

Diluted income per share
Income from continuing operations	0.02	0.02	0.05	0.09
Income from discontinued operations	0.00	0.00	0.00	0.01
Net income	0.02	0.02	0.05	0.10

Weighted average common shares outstanding
Basic weighted average common shares outstanding	32,035,218	32,035,247	32,035,218	31,453,765
Diluted weighted average common shares outstanding	32,270,463	32,212,725	32,167,447	31,757,164

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Express-1 Expedited Solutions, Inc.
Summary Financial Table
For the Three Months Ended December 31, 2009 and 2008 — Unaudited

	Quarter to Date		Quarter to Quarter Change		Percent of Revenue
	2009	2008	Change	% Change	2009	2008

Revenues
Express-1	$16,960,000	$10,675,000	$6,285,000	58.9%	53.7%	42.8%
Concert Group Logisitcs	12,423,000	11,832,000	591,000	5.0%	39.3%	47.4%
Bounce Logistics	3,336,000	2,770,000	566,000	20.4%	10.6%	11.1%
Intercompany eliminations	(1,109,000)	(323,000)	(786,000)	-243.3%	-3.6%	-1.3%

Total revenues	31,610,000	24,954,000	6,656,000	26.7%	100.0%	100.0%

Direct expenses
Express-1	13,775,000	8,263,000	5,512,000	66.7%	81.2%	77.4%
Concert Group Logisitcs	11,027,000	10,735,000	292,000	2.7%	88.8%	90.7%
Bounce Logistics	2,759,000	2,258,000	501,000	22.2%	82.7%	81.5%
Intercompany eliminations	(1,109,000)	(323,000)	(786,000)	-243.3%	100.0%	100.0%

Total Direct expenses	26,452,000	20,933,000	5,519,000	26.4%	83.7%	83.9%

Gross margin
Express-1	3,185,000	2,412,000	773,000	32.0%	18.8%	22.6%
Concert Group Logisitcs	1,396,000	1,097,000	299,000	27.3%	11.2%	9.3%
Bounce Logistics	577,000	512,000	65,000	12.7%	17.3%	18.5%

Total gross margin	5,158,000	4,021,000	1,137,000	28.3%	16.3%	16.1%

Selling, general & administrative
Express-1	2,003,000	1,728,000	275,000	15.9%	11.8%	16.2%
Concert Group Logisitcs	1,113,000	525,000	588,000	112.0%	9.0%	4.4%
Bounce Logistics	427,000	355,000	72,000	20.3%	12.8%	12.8%
Corporate	493,000	369,000	124,000	33.6%	1.6%	1.5%

Total selling, general & administrative	4,036,000	2,977,000	1,059,000	35.6%	12.8%	11.9%

Operating income from continuing operations
Express-1	1,182,000	684,000	498,000	72.8%	7.0%	6.4%
Concert Group Logisitcs	283,000	572,000	(289,000)	-50.5%	2.3%	4.8%
Bounce Logistics	150,000	157,000	(7,000)	-4.5%	4.5%	5.7%
Corporate	(493,000)	(369,000)	(124,000)	-33.6%	-1.6%	-1.5%

Operating income from continuing operations	1,122,000	1,044,000	78,000	7.5%	3.5%	4.2%

Interest expense	31,000	81,000	(50,000)	-61.7%	0.1%	0.3%
Other expense	23,000	69,000	(46,000)	-66.7%	0.0%	0.3%

Income from continuing operations before tax	1,068,000	894,000	174,000	19.5%	3.4%	3.6%

Tax provision	467,000	380,000	87,000	22.9%	1.5%	1.5%

Income from continuing operations	601,000	514,000	87,000	16.9%	1.9%	2.1%

Income from discontinued operations, net of tax	—	73,000	(73,000)	-100.0%	0.0%	0.3%

Net income	$601,000	$587,000	$14,000	2.4%	1.9%	2.4%

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Express-1 Expedited Solutions, Inc.
Summary Financial Table
For the Twelve Months Ended December 31, 2009 and 2008

	Year to Date		Year to Year Change		Percent of Revenue
	2009	2008	Change	% Change	2009	2008

Revenues
Express-1	$50,642,000	$52,639,000	$(1,997,000)	-3.8%	50.6%	48.1%
Concert Group Logisitcs	41,162,000	51,136,000	(9,974,000)	-19.5%	41.1%	46.7%
Bounce Logistics	10,425,000	7,011,000	3,414,000	48.7%	10.4%	6.4%
Intercompany eliminations	(2,093,000)	(1,324,000)	(769,000)	-58.1%	-2.1%	-1.2%

Total revenues	100,136,000	109,462,000	(9,326,000)	-8.5%	100.0%	100.0%

Direct expenses
Express-1	39,874,000	40,408,000	(534,000)	-1.3%	78.7%	76.8%
Concert Group Logisitcs	36,979,000	46,578,000	(9,599,000)	-20.6%	89.8%	91.1%
Bounce Logistics	8,636,000	5,966,000	2,670,000	44.8%	82.8%	85.1%
Intercompany eliminations	(2,093,000)	(1,324,000)	(769,000)	-58.1%	100.0%	100.0%

Total Direct expenses	83,396,000	91,628,000	(8,232,000)	-9.0%	83.3%	83.7%

Gross margin
Express-1	10,768,000	12,231,000	(1,463,000)	-12.0%	21.3%	23.2%
Concert Group Logisitcs	4,183,000	4,558,000	(375,000)	-8.2%	10.2%	8.9%
Bounce Logistics	1,789,000	1,045,000	744,000	71.2%	17.2%	14.9%

Total gross margin	16,740,000	17,834,000	(1,094,000)	-6.1%	16.7%	16.3%

Selling, general & administrative
Express-1	7,322,000	7,116,000	206,000	2.9%	14.5%	13.5%
Concert Group Logisitcs	3,062,000	2,847,000	215,000	7.6%	7.4%	5.6%
Bounce Logistics	1,331,000	1,079,000	252,000	23.4%	12.8%	15.4%
Corporate	1,854,000	1,622,000	232,000	14.3%	1.9%	1.5%

Total selling, general & administrative	13,569,000	12,664,000	905,000	7.1%	13.5%	11.6%

Operating income from continuing operations
Express-1	3,446,000	5,115,000	(1,669,000)	-32.6%	6.8%	9.7%
Concert Group Logisitcs	1,121,000	1,711,000	(590,000)	-34.5%	2.7%	3.3%
Bounce Logistics	458,000	(34,000)	492,000	1447.1%	4.4%	-0.5%
Corporate	(1,854,000)	(1,622,000)	(232,000)	-14.3%	-1.9%	-1.5%

Operating income from continuing operations	3,171,000	5,170,000	(1,999,000)	-38.7%	3.2%	4.7%

Interest expense	105,000	354,000	(249,000)	-70.3%	0.1%	0.3%
Other expense	51,000	105,000	(54,000)	-51.4%	0.1%	0.1%

Income from continuing operations before tax	3,015,000	4,711,000	(1,696,000)	-36.0%	3.0%	4.3%

Tax provision	1,325,000	1,894,000	(569,000)	-30.0%	1.3%	1.7%

Income from continuing operations	1,690,000	2,817,000	(1,127,000)	-40.0%	1.7%	2.6%

Income from discontinued operations, net of tax	15,000	339,000	(324,000)	-95.6%	0.0%	0.3%

Net income	$1,705,000	$3,156,000	$(1,451,000)	-46.0%	1.7%	2.9%

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